UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 12, 2018, Armstrong World Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) during which shareholders: (i) elected all nine (9) nominees to the Company’s Board of Directors (the “Board”), (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018, and (iii) approved, on an advisory basis, the Company’s executive compensation program. The voting results are set forth in the tables below.

Election of Directors

	For	Withheld	Broker Non-Vote
Stan A. Askren	41,612,029	2,088,725	1,733,934
Victor D. Grizzle	43,571,887	128,867	1,733,934
Tao Huang	43,553,307	147,447	1,733,934
Larry S. McWilliams	43,550,808	149,946	1,733,934
James C. Melville	42,708,057	992,697	1,733,934
John J. Roberts	43,079,843	620,911	1,733,934
Gregory P. Spivy	43,570,923	129,831	1,733,934
Roy W. Templin	43,573,233	127,521	1,733,934
Cherryl T. Thomas	43,577,428	123,326	1,733,934

Ratification of the appointment of KPMG LLP

For	Against	Abstain	Broker Non-Vote
44,779,375	648,855	6,458	0

Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Vote
42,870,466	816,656	13,632	1,733,934

Section 8 – Other Events

Item 8.01	Other Events.

Appointment of Chairman and Board Committee Members

Following the Annual Meeting, the Board appointed Larry McWilliams to serve as the Chairman of the Board and the following directors to be members of the Board’s standing committees, effective immediately:

Committee	Members
Audit	John J. Roberts (Chair), Stan A. Askren, Tao Huang, Roy W. Templin and Cherryl T. Thomas
Finance	Roy W. Templin (Chair), Tao Huang, James C. Melville and Gregory P. Spivy
Management Development & Compensation	Stan A. Askren (Chair), James C. Melville, Gregory P. Spivy and Cherryl T. Thomas
Nominating and Governance	James C. Melville (Chair), John J. Roberts and Roy W. Templin

Non-Employee Director Compensation Program

Following the Annual Meeting, the Board approved a decrease of $40,000 for the annual retainer fee (cash) for the Chair and a decrease of $40,000 for the annual retainer fee (equity) for the Chair, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: July 13, 2018

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